                                                                   EXHIBIT 10.21

                             TBC MANAGEMENT, LTD.
                        [Form of Employment Agreement]

                                  May 7, 1996



__________________________
Travis Boats & Motors, Inc.
13045 Research Boulevard
Austin, Texas  78750


     Re:  Employment Agreement
          --------------------

Dear ____:

     This letter agreement sets forth the terms of your employment relationship with TBC Management, Ltd., a Texas limited partnership (the "Company"), which has an agreement to provide management services to Travis Boats & Motors, Inc., a Texas corporation, and its subsidiaries (collectively referred to as "Travis Boats"). As an inducement to you to enter into this agreement, if for any reason the agreement between the Company and Travis Boats ceases to exist, the Company shall immediately assign this agreement to Travis Boats and Travis Boats, by signing below where indicated, agrees to accept such assignment and perform the terms of this agreement. This Letter Agreement supersedes all previous agreements between you and the Company and/or Travis Boats, including but not limited to the Letter Agreement dated December 14, 1995.

     1.   Duties.  You agree to perform the duties and assume the
          ------
responsibilities normally incidental to the position of _________ of Travis Boats. You further agree to perform for the Company such other duties and responsibilities as may be reasonably prescribed from time to time by the Company. It is acknowledged that you are the _________, but not an employee, of Travis Boats.

     2.   Extent of Service.  The initial term of this employment contract with
          -----------------
the Company shall expire on the third anniversary of this letter agreement unless terminated in accordance with the provisions of paragraph 7. You shall devote such time, attention and energy to the business of the Company as shall be reasonably requested, and you will faithfully, industriously, and to the best of your ability perform all of the duties that may be required of you as an employee. You will not engage in activities, businesses, or investment that would in any way conflict with the best interests of the Company or Travis Boats.
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May 7, 1996
Page 2


     3.   Effective Date.  This agreement shall be effective as of the date of
          --------------
completion of an initial public offering of the common stock of Travis Boats.
In the event the initial public offering has not been completed by September 30, 1996, this agreement shall terminate and neither you, the Company, nor Travis Boats shall have any further responsibilities or rights hereunder.

     4.   Salary.  As long as you remain employed by the Company, the Company
          ------
will pay you an annual salary of $_______ (before federal or state withholding deductions), subject to adjustments, payable on the same schedule that salary is paid to other salaried employees of the Company. Your performance and base salary will be reviewed annually by the Company. You may be entitled to receive such further compensation as may be authorized by the Company upon such annual review or at other times deemed appropriate by the Company.

     5.   Benefits.  As long as you remain employed by the Company, you shall be
          --------
entitled to participate in health insurance, dental insurance, disability insurance, and accidental, death and disability insurance, as provided to the other executive employees of the Company, and such vacation and holiday time as provided in the Company's vacation/holiday policy. The Company shall provide you the use of an automobile for business use with all maintenance costs, automobile insurance premiums, gas and Company-related cellular phone charges paid by the Company.

     6.   Bonus.  As long as you remain employed by the Company and the
          -----
consolidated income of Travis Boats before income tax expense and non-recurring audit adjustments (collectively "Pre-tax Income") reflects growth of 20% or more over the previous fiscal year, you shall receive an annual bonus of _% of such total annual Pre-tax Income. If the Pre-tax Income reflects growth of less than 20% over the previous fiscal year, the annual bonus shall be an amount determined by the Company.

     7.   Termination of Employment.  Notwithstanding the foregoing or anything
          -------------------------
to the contrary contained in this letter agreement:

     (a) You may terminate your employment relationship with the Company at any time and for any reason whatsoever, or for no reason, after giving the Company written notice at least 30 days prior to such termination.

     (b) From the date you voluntarily terminate your employment with the Company, from the date of your death or from the date your employment is terminated For Cause (as defined below) by the Company, you shall no longer be entitled to any base salary, bonus or other compensation benefits, other than such salary and bonus amounts earned but unpaid as of the date of termination of your employment. The term "For Cause" shall mean (i) your gross neglect or willful misconduct in the discharge of your duties and responsibilities to the Company, as determined by the Board of
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May 7, 1996
Page 3


Directors of the general partner of the Company, (ii) your repeated failure to obey reasonable directions from the Company or the Board of Directors of the general partner of the Company, (iii) any act of yours against the Company or Travis Boats intended to enrich you at the expense of the Company or Travis Boats, (iv) any willful act or omission by you having the effect of materially injuring the business or business relationships of the Company or Travis Boats, or (v) your commission of a felony or any crime involving moral turpitude, fraud or misrepresentation.

     (c) If your employment is terminated by the Company other than "For Cause" (including expiration of a term without renewal) you shall be entitled to receive 2.99 times your then annual compensation with proration of bonus for the year in which your employment was terminated, which amounts shall be payable over the three-year term in the same manner as such compensation would have been payable if employment had not terminated, provided that the Company may elect to pay or you may elect to receive such compensation as a lump sum payment.

     (d) Notwithstanding the foregoing you may submit the decision to classify termination of your employment as "For Cause" to binding arbitration under the rules and auspices of the American Arbitration Association.

     8.   Nondisclosure and Noncompetition; Consideration.
          -----------------------------------------------

     (a) You shall not, at any time during the term of your employment by the Company, nor so long as such information remains confidential with the Company or Travis Boats, use for your own account or for the benefit of any other person, firm, corporation or entity, directly or indirectly, except in the ordinary course of business, any of the supplier lists, customer or subscriber lists, contract terms, trade names, trade secrets or goodwill owned or used by the Company or Travis Boats in its business or, directly or indirectly, disclose or furnish to any other person, firm, corporation or entity, the methods by which the Company's business or that of Travis Boats is or has been conducted, any of the methods by which the customers or business of the Company or that of Travis Boats are or have been obtained, or any confidential or proprietary information whatsoever of the Company or Travis Boats, including, without limitation, the Intellectual Property described in paragraph 9 below and the identities of or other information regarding any customers or prospective customers of the Company.

     (b) Unless the Company consents in writing, at any time during the term of your employment with the Company, and within one year after the date your employment with the Company terminates, you will not, within the United States, directly or indirectly own, manage, operate, control, be employed by, advise or be connected in any manner (including, without limitation, as an employee, director, agent, partner, officer, stockholder, creditor, consultant or otherwise) with any person, firm, corporation or business which directly or indirectly is competitive with the Company's business (i.e., any business which engages in the business of retail marketing
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May 7, 1996
Page 4


or selling recreational power boats, boat motors or boat trailers or provides services to people or entities selected because of their involvement in the same industry).

     (c) Notwithstanding the foregoing, nothing in this letter agreement will prohibit you from owning less than five percent of the capital stock of a corporation, the common stock of which is publicly traded on a national securities exchange or through NASDAQ, notwithstanding that such corporation may compete with the Company.

     (d) At any time during the term of your employment by the Company, and within one year after the date your employment with the Company terminates, neither you nor any entity or business owned or controlled by you, will, directly or indirectly for your benefit or the benefit of any third party, without the written consent of the Company, hire or solicit the employment of any employee of the Company or influence or induce any employee to leave or decline employment by the Company.

     9.   Materials.  All data, listings, charts, drawings, records, documents,
          ---------
programs, software, documentation, memoranda, journals, notebooks, records, files, drafts, specifications and similar items relating to the business of the Company or its affiliates, whether compiled by you, furnished to you by the Company, its customers or clients or otherwise made accessible to you or coming into your possession, while you are employed by the Company, and copies of any such items, shall be and remain the sole and exclusive property of the Company or its customers or clients, as the case may be, and none of such items shall be removed from the Company's business premises by you without the prior consent of the Company, except as required in the course of your employment. All of such items shall be returned to the Company by you upon the termination of your employment with the Company for whatever reason. The provisions of this paragraph shall not, however, prohibit you from using any materials published by the Company and made available (without a breach of this agreement) to the general public.

     10.  Intellectual Property.  If, during the term of your employment, you
          ---------------------
develop any proprietary technology (including without limitation any architecture, structure, layouts, processes, formulae, inventions, know-how, ideas, concepts, designs, drawings, specifications, test data, and quality and quality control standards); any patents and patent rights (including all information or discoveries covered thereby and all enhancements, modifications, improvements, divisions, continuations, continuations in part, reissues, re-examinations or extensions thereof), trademarks and trademark rights, copyrights and copyright rights, trade secrets and trade secret rights, and applications, registrations or their equivalents for any of the same; or any other intellectual property rights (collectively, the "Intellectual Property"), relating to the manufacturing or supplying of products or services in which the Company is or is likely to be involved, such Intellectual Property shall automatically become the property of the Company. You agree to cooperate with the Company to perfect your respective claims to such Intellectual Property and to execute and deliver any and all
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May 7, 1996
Page 5


documents reasonably necessary in order to effectuate the intent of this paragraph, and you hereby grant to the Company an irrevocable power of attorney to execute any such documents.

     11.  Notices.  All notices and communications hereunder shall be in writing
          -------
and shall be deemed to have been duly given to a party when delivered in person (including delivery by an express delivery service or by facsimile transmission during the recipient's regular business hours), or three business days after such notice is enclosed in a properly sealed envelope, certified or registered, and deposited (postage and certification or registration prepaid) in a post office or collection facility regularly maintained by the United States Postal Service and addressed for delivery, if to you, at _____________________________, or if to the Company, at 13045 Research Boulevard, Austin, Texas 78750.

     12.  Miscellaneous.
          -------------

     (a) The rights and obligations of the Company under this letter agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company.

     (b) This letter agreement shall be subject to and governed by the laws (except the conflict of laws) of the State of Texas.

     (c) Whenever the context requires, the gender of all words used herein shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. Titles of sections are for convenience only and neither limit nor amplify any of the provisions contained herein.

     (d) Upon execution of this agreement, the rights, duties and obligations of the parties hereto with respect to the matters set forth herein shall be governed solely by the provisions of this letter agreement, and all representations, warranties, terms and conditions with respect to such matters which may be contained in any prior writing executed by the parties (or by any of them) shall be null and void and of no further force and effect.

     (e) If any provisions of this letter agreement, or the application thereof to any party hereto or under any circumstances, shall be invalid or unenforceable to any extent, the remainder of this letter agreement and the application of such provisions to other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law;

provided, that a provision as similar in terms and effect to such invalid or
- --------
unenforceable shall be added automatically as part of this letter agreement.

     (f) In the event of a breach or threatened breach by you of any provision of this letter agreement, then in addition to any other available remedy to which the Company may be entitled,
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May 7, 1996
Page 6


including the recovery of damages, the Company shall be entitled to an injunction restraining you from breaching or attempting to breach, in whole or in part, any of the provisions of this letter agreement. In addition, in the event of a breach by either party of any provision of this letter agreement, the non-breaching or (in the event of litigation) the prevailing party shall be entitled to recover from the other party all reasonable costs and attorneys' fees incurred by the non-breaching or prevailing party in seeking any of such remedies, in addition to the other relief to which the non-breaching or prevailing party may be entitled. As used in the preceding sentence, "prevailing party" shall include, without limitation, the party who retains legal counsel or brings an action against the other party and subsequently obtains all or substantially all of the relief sought, whether by compromise, settlement or judgment.

                                     * * *
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May 7, 1996
Page 7


     If you are in agreement with the foregoing, please so indicate by signing the enclosed extra original of this letter agreement and returning it to the Company, whereupon the provisions contained herein will be effective as of the date of this letter. Travis Boats, by signing below where indicated, agrees to be bound by the terms of this agreement in the event the management contract between the Company and Travis Boats ceases to exist.

                              Very truly yours,

                              TBC Management, Ltd.



                              _________________________________________________
                              _______________________,
                              _______________________ of Travis Boats & Motors,
                              Inc., its General Partner



AGREED TO AND ACCEPTED:


_______________________________


Date:____________________, 1996



AGREED TO AND ACCEPTED:

Travis Boats & Motors, Inc.

By:____________________________
   ___________________________,
   ___________________________

Date:____________________, 1996